Exhibit 99.1

Joint Filing Agreement

In accordance with Rule 13d-1(f) under the Securities and Exchange Act of 1934, the persons or entities named below agree to the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the shares of NewAmsterdam Pharma Company N.V. and further agree that this joint filing agreement be included as an exhibit to this Schedule 13D. In evidence thereof, the undersigned, being duly authorized, have executed this Joint Filing Agreement as of December 1, 2022.

FRAZIER LIFE SCIENCES X, L.P.
By FHMLS X, L.P., its general partner
By FHMLS X, L.L.C., its general partner

By: *
James N. Topper, Managing Director

FHMLS X, L.P.
By FHMLS X, L.L.C., its general partner

By: *
James N. Topper, Managing Director

FHMLS X, L.L.C.

By: *
James N. Topper, Managing Director

FRAZIER LIFE SCIENCES XI, L.P.
By FHMLS XI, L.P., its general partner
By FHMLS XI, L.L.C., its general partner

By: *
James N. Topper, Managing Director

FHMLS XI, L.P.
By FHMLS XI, L.L.C., its general partner

By: *
James N. Topper, Managing Director

FHMLS XI, L.L.C.

By: *
James N. Topper, Managing Director

FRAZIER LIFE SCIENCES PUBLIC FUND, L.P.
By FHMLSP, L.P., its general partner
By FHMLSP, L.L.C., its general partner

By: *
James N. Topper, Managing Director

FHMLSP, L.P.
By FHMLSP, L.L.C., its general partner

By:	*
James N. Topper, Managing Director

FHMLSP, L.L.C.

By:	*
James N. Topper, Managing Director

FRAZIER LIFE SCIENCES OVERAGE FUND, L.P.
By FHMLSP Overage, L.P., its general partner
By FHMLSP Overage, L.L.C., its general partner

By:	*
James N. Topper, Managing Director

FHMLSP OVERAGE, L.P.
By FHMLSP Overage, L.L.C., its general partner

By:	*
James N. Topper, Managing Director

FHMLS OVERAGE, L.L.C.

By:	*
James N. Topper, Managing Director

By:	*
James Brush

By:	*
Albert Cha

*By:	*
Dan Estes

By:	*
Patrick J. Heron

*By:	/s/ James N. Topper
James N. Topper, as Attorney-in-Fact

This agreement was executed by James N. Topper on behalf of the individuals listed above pursuant to a Power of Attorney, copies of which were filed with the SEC on December 1, 2022.